Exhibit 10.1

                                AMENDMENT NO. 1

                                       TO

                              AMENDED AND RESTATED

               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of December 15, 2005, by and among AIR METHODS CORPORATION, a corporation organized under the laws of the State of Delaware ("AMC"), ROCKY MOUNTAIN HOLDINGS, L.L.C., a limited liability company formed under the laws of the State of Delaware ("RMH"), MERCY AIR SERVICE, INC., a corporation organized under the laws of the State of California ("Mercy"), LIFENET, INC., a corporation formed under the laws of the State of Missouri ("LifeNet") (AMC, RMH, Mercy and LifeNet, each a "Borrower" and collectively "Borrowers"), the financial institutions which are party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, "Agent").

                                   BACKGROUND

     Borrowers, Agent and Lenders are parties to an Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 9, 2005 (as same may from time to time hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

     Borrowers have requested Agent and Lenders to (a) extend the maturity date of the Loan Agreement to five (5) years from the closing of this Amendment, (b) consolidate Term Loan A and Term Loan B and increase the maximum principal sum of the aggregate Term Loan from $20,000,000 to $25,000,000, and (c) effectuate certain other modifications to the Loan Agreement. Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.     Definitions. All capitalized terms not otherwise defined herein
            -----------
shall  have  the  meanings  given  to  them  in  the  Loan  Agreement.

     2.     Amendments to Loan Agreement. Subject to satisfaction of the
            -----------------------------
condition precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

          (a) Section 1.2 of the Loan Agreement is hereby amended by inserting the following new defined terms in their appropriate alphabetical order:

                    "Amendment No. 1" shall mean Amendment No. 1 to this
                     ---------------
               Agreement dated as of December 15, 2005.

                    "Amendment No. 1 Closing Date" shall mean the date when the
                     ----------------------------
               conditions in Section 3 of Amendment No. 1 have been met to the satisfaction of Agent.

          (b) The defined terms "Aircraft Collateral Value", "Applicable Margin", "Contract Rate", "Excess Cash Flow", "Fee Letter", "Note", "Revolving Advances", "Revolving Credit Note", "Senior Debt", and "Senior Debt Payments" appearing in Section 1.2 of the Loan Agreement are hereby amended and restated as follows:

                    "Aircraft Collateral Value" shall mean the value ascribed by
                     -------------------------
               Agent to each of the Unencumbered Aircraft as of the Closing Date for purposes of determining the amounts to be loaned hereunder against such Unencumbered Aircraft, as set forth on Exhibit D, as
                                                                   ---------
               reduced, from time to time, by each such Aircraft's allocable share of principal payments made by any Borrower with respect to the Term Loan, in accordance with the formulation set forth on Exhibit D.
               ---------

                    "Applicable Margin" shall mean, as of the Amendment No. 1
                     -----------------
               Closing Date, with respect to Eurodollar Loans consisting of Revolving Advances, 1.75%. Commencing with the receipt and review by Agent of Borrowers' quarterly financial statements pursuant to
               Section 9.8 hereof for the fiscal quarter ending December 31, 2005, and upon receipt and review by Agent of Borrower's quarterly financial statements at the end of each fiscal quarter thereafter, the Applicable Margin shall be adjusted effective five (5) Business Days following receipt of such statements to the percentages set forth below, based upon the ratio of Senior Debt to EBITDA at the end of such fiscal quarter:

                  Senior Debt to EBITDA Ratio              Revolving
                  ---------------------------              ---------
                                                           Advances
                                                           --------
                  Less than 2.00 :1.00                         1.75%

                  Greater than or equal to 2.00 but less       2.00%
                  than 2.50:1.00

                  Greater than or equal to 2.50 but less       2.25%
                  than 3.50:1.00

                  Greater than or equal to 3.50 but less       2.50%
                  than 4.00:1.00

                  Greater than or equal to 4.00:1.00           3.00%

               If any financial statements referred to above are not delivered within the required time periods then, until so delivered, the Senior Debt to EBITDA Ratio as at the end of the fiscal period that would have been covered thereby shall, for the purpose of this definition, be deemed to be greater than 4.00 to 1.0 and the Applicable Margin based upon such Senior Debt to EBITDA Ratio shall become effective as of the due date of such delinquent financial statements. No reduction in the Applicable Margin shall occur if an Event of Default has occurred and is continuing at the time such reduction is scheduled to occur.

                    "Contract Rate" shall mean, as applicable, the Revolving
                     -------------
               Interest Rate or the Term Loan Rate.

                    "Excess Cash Flow" for any fiscal period shall mean (a)
                     ----------------
               EBITDA of Borrowers on a Consolidated Basis for such fiscal period minus (b) Unfinanced Capital Expenditures made by
                      -----
               Borrowers on a Consolidated Basis during such fiscal period minus
                                                                           -----
               (c) without duplication for sums deducted in clause (b), costs expended during such fiscal period in connection with new base openings minus (d) taxes actually paid by Borrowers on a
                        -----
               Consolidated Basis during such fiscal period minus (e) Senior
                                                            -----
               Debt Payments made by Borrowers on a Consolidated Basis during such fiscal period.

                    "Fee  Letter" shall mean the amended and restated fee letter
                     -----------
               dated December 15, 2005 among Borrowers, PNC Capital Markets LLC (successor-in-interest to PNCCM) and PNC.

                    "Note" shall mean, collectively, the Term Note and the
                     ----
               Revolving Credit Note.

                    "Revolving Advances" shall mean Advances made other than
                     ------------------
               Letters of Credit and the Term Loan.

                    "Revolving Credit Note" shall mean, collectively, the
                     ---------------------
               amended and restated notes referred to in Section 2.1(a) hereof, as same may be further amended and restated from time to time.

                    "Senior Debt" shall mean and include (a) all Revolving
                     -----------
               Advances hereunder, plus (b) the Term Loan, plus (c) Aircraft Indebtedness, plus (d) Capitalized Lease Obligations.

                    "Senior Debt Payments" shall mean and include all cash
                     --------------------
               actually expended by any Borrower to make (a) interest payments on any Advances hereunder, plus (b) principal payments on the Term Loan, plus (c) payments for all fees, expenses, commissions and charges set forth herein and with respect to any Advances, plus (d) payments on Capitalized Lease Obligations, plus (e) payments with respect to any other Indebtedness for borrowed money including Aircraft Indebtedness.

          (c) The defined terms "Term Loan A", "Term Loan A Rate", Term Loan B", "Term Loan B Rate", "Term Loans", "Term Note A", "Term Note B" and "Term Notes" appearing in Section 1.2 of the Loan Agreement are hereby deleted and the following new defined terms shall be inserted in their appropriate alphabetical order:

                    "Term Loan" or "Term Loans" shall mean the advances made
                     ---------      ----------
               pursuant to Section 2.4 hereof.

                    "Term Loan Rate" shall mean an interest rate per annum equal
                     --------------
               to (a) the sum of the Alternate Base Rate plus two and one-half percent (2.50%) with respect to Domestic Rate Loans and (b) the sum of the Eurodollar Rate plus four percent (4.00%) with respect to Eurodollar Rate Loans.

                    "Term Note" shall mean, collectively, the promissory notes
                     ---------
               described in Section 2.4.

          (d) Section 2.4 of the Loan Agreement is hereby amended and restated as follows:

               2.4     Term Loan. On the Closing Date, (a) "Term Loan A" (as
                       ---------
               such term was defined in the Agreement prior to the Amendment No. 1 Closing Date) in the aggregate amount of $12,000,000 was advanced to Borrowers and (b) "Term Loan B" (as such term was defined in the Agreement prior to the Amendment No. 1 Closing
               Date) in the aggregate amount of $8,000,000 was advanced to Borrowers. The outstanding principal balance of Term Loan A as of the Amendment No. 1 Closing Date is $12,000,000 and the outstanding principal balance of Term Loan B as of the Amendment No. 1 Closing Date is $8,000,000. Subject to the terms and conditions of Amendment No. 1, on the Amendment No. 1 Closing Date (a) Term Loan A and Term Loan B shall be consolidated and recast as the "Term Loan" and (b) each Lender, severally and not jointly, will make an additional Term Loan to Borrowers in the sum equal to such Lender's Commitment Percentage of $5,000,000, so that the aggregate principal amount of the Term Loan shall be $25,000,000. The Term Loan shall be, with respect to principal, payable in equal consecutive quarterly installments, each in the sum of $425,000, commencing November 15, 2006 and continuing on the fifteenth (15th) day of each February, May, August and November thereafter, until the last day of the Term when the entire unpaid principal sum of the Term Loan shall be payable in full, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement. The Term Loan shall be evidenced by one or more secured amended and restated promissory notes (collectively, the "Term Note") in substantially the form attached to Amendment No. 1 as Exhibit 2.4
                                                                     -----------
               thereto.

          (e) Section 2.6(a) of the Loan Agreement is hereby amended and restated as follows:

                    (a) The Revolving Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. The Term Loan shall be due and payable as provided in Section 2.4 hereof and in the Term Note, subject to mandatory prepayments as herein provided.

          (f) Section 2.20(a) of the Loan Agreement is hereby amended and restated as follows:

                    (a) Each borrowing of Revolving Advances shall be advanced according to the applicable Commitment Percentages of Lenders. The Term Loan shall be advanced according to the Commitment Percentages of Lenders.

          (g) Section 2.20(b) of the Loan Agreement is hereby amended and restated as follows:

                    (b) Each payment (including each prepayment) by any Borrower on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata according to the applicable Commitment Percentages of Lenders. Each payment (including each prepayment) by any Borrower on account of the principal of and interest on Term Note, shall be made from or to, or applied to that portion of Term Loan evidenced by Term Note pro rata according to the Commitment Percentages of Lenders. Except as expressly provided herein, all payments (including prepayments) to be made by any Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to Agent on behalf of the Lenders to the Payment Office, in each case on or prior to 1:00 p.m., in Dollars and in immediately available funds.

          (h) The last sentence of Section 2.21(b) of the Loan Agreement is hereby amended and restated as follows:

               Such repayments shall be applied (x) first, to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof and (y) second, to the remaining Advances in such order as Agent may determine, subject to Borrowers' ability to reborrow Revolving Advances in accordance with the terms hereof.

          (i) The first sentence of Section 2.21(c) of the Loan Agreement is hereby amended and restated as follows:

               Borrowers shall prepay the outstanding amount of the Advances in an amount equal to 50% of Excess Cash Flow for each fiscal year commencing on or after January 1, 2006, payment in respect of which shall be made in 2007, payable upon delivery of the financial statements to Agent referred to in and required by
               Section 9.7 for such fiscal year but in any event not later than ninety (90) days after the end of each such fiscal year, which amount shall be applied (x) first, to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof, and (y) second, to the remaining Advances in such order as Agent may determine, subject to Borrowers' ability to reborrow Revolving Advances in accordance with the terms hereof.

          (j) The second sentence of Section 3.1 of the Loan Agreement is hereby amended and restated as follows:

               Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to (i) with respect to Revolving Advances, the applicable Revolving Interest Rate, (ii) with respect to the Term Loan, the applicable Term Loan Rate (as applicable, the "Contract Rate").

          (k) Section 6.5(c) of the Loan Agreement is hereby amended and restated as follows:

                    (c) Leverage Ratio. Commencing with the fiscal quarter ending June 30, 2005, maintain a ratio of Senior Debt to EBITDA at the end of each fiscal quarter during each period set forth below with respect to the four fiscal quarters then ended of not greater than the ratio set forth below:

               -------------------------------------
               Period                      Ratio
               -------------------------------------
               -------------------------------------
               07/01/04 - 06/30/05      4.00 to 1.00
               -------------------------------------
               10/01/04 -  09/30/05     3.50 to 1.00
               -------------------------------------
               01/01/05 - 12/31/05      3.25 to 1.00
               -------------------------------------
               01/01/06 and thereafter  3.25 to 1.00
               -------------------------------------
               -------------------------------------

          (l) Section 13.1 of the Loan Agreement is hereby amended and restated as follows:

                    13.1     Term. This Agreement, which shall inure to the
                             ----
               benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall continue in full force and effect until December 14, 2010 (the "Term") unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon sixty
               (60) days' prior written notice upon payment in full of the Obligations. In the event the Obligations are prepaid in full prior to the last day of the Term, Borrowers shall pay to Agent the early termination fee then required, if any, in accordance with the terms of the Fee Letter.

     3.     Conditions of Effectiveness.  This Amendment shall become effective
            ---------------------------
upon satisfaction of the following conditions precedent, each of which shall be in form and substance reasonably satisfactory to Agent and its counsel.

          (a) Agent shall have received six (6) copies of this Amendment duly executed by each Borrower and each Lender;

          (b) Each Borrower shall have executed and delivered to Agent, for the benefit of the respective Lenders, a Revolving Credit Note for each Lender substantially in the form annexed hereto as EXHIBIT 2.1(A);

          (c) Each Borrower shall have executed and delivered to Agent, for the benefit of the respective Lenders, a Term Note for each Lender substantially in the form annexed hereto as EXHIBIT 2.4;

          (d) Agent shall have received four (4) copies of the amended and restated Fee Letter, duly executed by each Borrower, and Agent shall have received all fees payable to Agent and Lenders on or prior to the Amendment No. 1 Closing Date under the Loan Agreement (including pursuant to Article III thereof) and pursuant to the Fee Letter, and reimbursement for all fees and expenses incurred in connection with this Amendment (including, without limitation, the legal fees and expenses of counsel to Agent);

          (e) Agent shall have received a copy of the resolutions, dated as of the Amendment No. 1 Closing Date, in form and substance reasonably satisfactory to Agent, of the Board of Directors or the Members, as the case may be, of each Borrower authorizing the execution, delivery and performance of this Amendment, the Term Notes and any related agreements (collectively the "Documents") certified by the Secretary or an Assistant Secretary of each Borrower; and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (f) Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Borrower, dated as of the Amendment No. 1 Closing Date, as to the incumbency and signature of the officers of each Borrower executing this Amendment, the Revolving Credit Notes, the Term Notes, and any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

          (g) Agent shall have received (i) a copy of the Articles or Certificate of Incorporation of AMC, Mercy and LifeNet, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation or formation together with copies of the By-Laws of AMC, Mercy and LifeNet and all agreements of each of AMC's, Mercy's and LifeNet's shareholders, if any, certified as accurate and complete by the Secretary of each Borrower and (ii) a copy of the Certificate of Formation of RMH, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of formation, together with copies of the First Amended and Restated Limited

Liability Company Agreement of RMH certified as accurate and complete by the Chief Financial Officer of AMC;

          (h) Agent shall have received good standing certificates for each Borrower dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each Borrower's jurisdiction of incorporation or formation and each jurisdiction where the conduct of each Borrower's business activities or the ownership of its properties necessitates qualification;

          (i) Agent shall have received the executed legal opinion of Davis Graham & Stubbs LLP, in form and substance reasonably satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Amendment, the Term Notes and related agreements as Agent may reasonably require and each Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

          (j) Agent shall have received a copy of a fully executed Commitment Transfer Supplement pursuant to which (x) Keybank N.A. shall have purchased, as of the Amendment No. 1 Closing Date, a portion of the interests of Wells Fargo Bank, N.A. in the outstanding Obligations and (y) LaSalle Bank, N.A. shall have purchased all of the interests of Wells Fargo Bank, N.A. in the outstanding Obligations not purchased by Keybank N.A. as of the Amendment No. 1 Closing Date, all in accordance with Section 16.3 of the Loan Agreement;

          (k) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be reasonably required by Agent or its counsel relating to the transactions contemplated in this Amendment.

     4.     Representations and Warranties. Each Borrower hereby represents and
            ------------------------------
warrants as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

          (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

     5.     Effect on the Loan Agreement.
            ----------------------------

          (a)     Upon the effectiveness of Section 2 hereof, each reference in
                                            ---------
the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6.     Governing Law. This Amendment shall be binding upon and inure to
            -------------
the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the internal laws of the State of New York.

     7.     Headings. Section headings in this Amendment are included herein
            --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.     Counterparts; Facsimile. This Amendment may be executed by the
            -----------------------
parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  [remainder of page intentionally left blank]

                            [signature pages follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                                  AIR METHODS CORPORATION


                                  By: /s/ Trent J. Carman
                                      -----------------------------------
                                  Name:  Trent J. Carman
                                  Title: Chief Financial Officer

                                  Address:    7301 South Peoria Street
                                              Englewood, Colorado 80112

                                  ROCKY MOUNTAIN HOLDINGS L.L.C.

                                  By:   Air Methods Corporation, its sole member


                                  By: /s/ Trent J. Carman
                                      -----------------------------------
                                  Name:  Trent J. Carman
                                  Title: Chief Financial Officer

                                  Address:    7301 South Peoria Street
                                              Englewood, Colorado 80112

                                  MERCY AIR SERVICE, INC.


                                  By: /s/ Trent J. Carman
                                      -----------------------------------
                                  Name:  Trent J. Carman
                                  Title: Chief Financial Officer

                                  Address:    1670 Miro Way
                                              Rialto, California 92376

                                  LIFENET, INC.


                                  By: /s/ Trent J. Carman
                                      -----------------------------------
                                  Name:  Trent J. Carman
                                  Title: Chief Financial Officer

                                  Address:    2207 Scott Avenue
                                              St. Louis, Missouri 63103

                                  PNC BANK, NATIONAL ASSOCIATION,
                                  as Lender and as Agent

                                  By: /s/ Patrick McConnell
                                      -----------------------------------
                                  Name:  Patrick McConnell
                                  Title: Vice President

                                  Address:    70 East 55th Street
                                              New York, New York 10022

                                  Commitment Percentage:   45.454545455%


                                  LASALLE BANK, N.A.


                                  By: /s/ Douglas L. Pogue
                                      -----------------------------------
                                  Name:  Douglas L. Pogue
                                  Title: First Vice President

                                  Address: 370 Seventeenth Street, Suite 3590 Denver, Colorado 80274

                                  Commitment Percentage:   29.545454545%

                                  KEYBANK, N.A.


                                  By: /s/ Chris Mohler
                                      -----------------------------------
                                  Name:  Chris Mohler
                                  Title: Vice President

                                  Address:    1675 Broadway, Suite 500
                                              Denver, Colorado 80274

                                  Commitment Percentage:   25.000000000%

                                 EXHIBIT 2.1(A)
                                 --------------

            FORM OF SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$__________                                                   New York, New York
                                                               December __, 2005

     This Second Amended and Restated Revolving Credit Note (this "Note") is executed and delivered under and pursuant to the terms of that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 9, 2005 (as amended by Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of December __, 2005, and as further amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among Air Methods Corporation, a Delaware corporation, Rocky Mountain Holdings, L.L.C., a Delaware limited liability company, Mercy Air Service, Inc., a California corporation, and LifeNet, Inc., a Missouri corporation (each, a "Borrower" and jointly and severally, the "Borrowers"), PNC Bank, National Association ("PNC"), the various other financial institutions named therein or which hereafter become a party thereto (together with PNC, collectively, the "Lenders") and PNC as agent for the Lenders (PNC, in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

     FOR VALUE RECEIVED, Borrower promises to pay to the order of ______________________, at Agent's offices located at 70 East 55th Street, New York, New York 10022 or at such other place as the holder hereof may from time to time designate to Borrower in writing:

     (i) the principal sum of ___________ MILLION _______________ THOUSAND _____________________ DOLLARS and __/100 ($_,___,___.__), or if different from such amount, the unpaid principal balance of Revolving Advances as may be due and owing the holder hereof from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

     (ii) interest on the principal amount of this Note from time to time outstanding, payable at the applicable Revolving Interest Rate in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

     This Note is one of the Revolving Credit Notes referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan
                          ----- ----
Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents, and is subject to all of the agreements, terms and conditions therein contained.

     This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

     If an Event of Default under Section 10.7 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

     This Note, together with those certain Second Amended and Restated Revolving Credit Notes dated the date hereof issued by Borrowers to ___________ and ________ in the aggregate original principal amounts of $____________ and $__________, respectively, amends, restates and replaces in its entirety and is given in substitution for (but not in satisfaction of), (a) that certain Amended and Restated Revolving Credit Note dated May 9, 2005, executed by Borrowers in favor of PNC in the original principal sum of $15,909,090.92, (b) that certain Amended and Restated Revolving Credit Note dated May 9, 2005, executed by Borrowers in favor of WELLS FARGO BANK, N.A. in the original principal sum of $11,136,363.63, and (c) that certain Amended and Restated Revolving Credit Note dated May 9, 2005, executed by Borrowers in favor of KEYBANK, N.A. in the original principal sum of $7,954,545.45.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                 AIR METHODS CORPORATION
                                 MERCY AIR SERVICE, INC.
                                 LIFENET, INC.


                                 By:
                                    -----------------------------------
                                 Name:  Trent J. Carman
                                 Title: Chief Financial Officer
                                        of each of the foregoing corporations

                                 ROCKY MOUNTAIN HOLDINGS L.L.C.

                                 By:    Air Methods Corporation, its sole member


                                 By:
                                    -----------------------------------
                                 Name:  Trent J. Carman
                                 Title: Chief Financial Officer

STATE OF  ____________     )
                           )  ss.
COUNTY OF  __________      )

     On this _____ day of December, 2005, before me personally came Trent J. Carman, to me known, who, being by me duly sworn, did depose and say that he is the Chief Financial Officer of each of Air Methods Corporation, Mercy Air Service, Inc. and LifeNet, Inc, the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the boards of directors of said corporations.

                                        -------------------------
                                        Notary Public


STATE OF  ____________     )
                           )  ss.
COUNTY OF  __________      )

     On this _____ day of December, 2005, before me personally came Trent J. Carman, to me known, who, being by me duly sworn, did depose and say that he is the Chief Financial Officer of Air Methods Corporation, the sole member of Rocky Mountain Holdings L.L.C., the limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by order of the sole member of said limited liability company.

                                        -------------------------
                                        Notary Public

                                  EXHIBIT 2.4
                                  -----------

                  FORM OF FIRST AMENDED AND RESTATED TERM NOTE

$__________                                                   New York, New York
                                                               December __, 2005

     This Term Note (this "Note") is executed and delivered under and pursuant to the terms of that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 9, 2005 (as amended by Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of December __, 2005, and as further amended, modified, supplemented or restated from time to time, the "Loan Agreement") by and among Air Methods Corporation, a Delaware corporation, Rocky Mountain Holdings, L.L.C., a Delaware limited liability company, Mercy Air Service, Inc., a California corporation, and LifeNet, Inc., a Missouri corporation (each, a "Borrower" and jointly and severally, the "Borrowers"), PNC Bank, National Association ("PNC"), the various other financial institutions named therein or which hereafter become a party thereto (together with PNC, collectively, the "Lenders") and PNC as agent for the Lenders (PNC, in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

     FOR VALUE RECEIVED, Borrower promises to pay to the order of ______________________, at Agent's offices located at 70 East 55th Street, New York, New York 10022 or at such other place as the holder hereof may from time to time designate to Borrower in writing:

     (i) the principal sum of ___________ MILLION _______________ THOUSAND _____________________ DOLLARS and __/100 ($_,___,___.__), or if different from such amount, the unpaid principal balance of the Term Loan as may be due and owing the holder hereof from time to time under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof; and

     (ii) interest on the principal amount of this Note from time to time outstanding, payable at the applicable Term Loan Rate in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

     This Note is a Term Note referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Other
----- ----
Documents, is entitled to the benefits of the Loan Agreement and the Other Documents, and is subject to all of the agreements, terms and conditions therein contained.

     This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

     If an Event of Default under Section 10.7 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

     This Note, together with those certain First Amended and Restated Term Notes dated the date hereof issued by Borrowers to ___________ and ________ in the aggregate original principal amounts of $____________ and $__________, respectively, amends, restates and replaces in its entirety and is given in substitution for (but not in satisfaction of), (a) that certain Term Note A dated May 9, 2005, executed by Borrowers in favor of PNC in the original principal sum of $5,454,545.45, (b) that certain Term Note A dated May 9, 2005, executed by Borrowers in favor of WELLS FARGO BANK, N.A. in the original principal sum of $3,818,181.82, (c) that certain Term Note A dated May 9, 2005, executed by Borrowers in favor of KEYBANK, N.A. in the original principal sum of $2,727,272.73, (d) that certain Term Note B dated May 9, 2005, executed by Borrowers in favor of PNC in the original principal sum of $3,636,363.63, (e) that certain Term Note B dated May 9, 2005, executed by Borrowers in favor of WELLS FARGO BANK, N.A. in the original principal sum of $2,545,454.55, and (f) that certain Term Note B dated May 9, 2005, executed by Borrowers in favor of KEYBANK, N.A. in the original principal sum of $1,818,181.82.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                  AIR METHODS CORPORATION
                                  MERCY AIR SERVICE, INC.
                                  LIFENET, INC.


                                  By:
                                     -----------------------------------
                                  Name:  Trent J. Carman
                                  Title: Chief Financial Officer
                                         of each of the foregoing corporations

                                  ROCKY MOUNTAIN HOLDINGS L.L.C.

                                  By:   Air Methods Corporation, its sole member


                                  By:
                                     -----------------------------------
                                  Name:  Trent J. Carman
                                  Title: Chief Financial Officer

STATE OF  ____________    )
                          )  ss.
COUNTY OF  __________     )

     On this _____ day of December, 2005, before me personally came Trent J. Carman, to me known, who, being by me duly sworn, did depose and say that he is the Chief Financial Officer of each of Air Methods Corporation, Mercy Air Service, Inc. and LifeNet, Inc, the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the boards of directors of said corporations.

                                        -------------------------
                                        Notary Public


STATE OF  ____________    )
                          )  ss.
COUNTY OF  __________     )

     On this _____ day of December, 2005, before me personally came Trent J. Carman, to me known, who, being by me duly sworn, did depose and say that he is the Chief Financial Officer of Air Methods Corporation, the sole member of Rocky Mountain Holdings L.L.C., the limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by order of the sole member of said limited liability company.

                                        -------------------------
                                        Notary Public